UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015 (May 5, 2015)

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California

(Address of principal executive offices)

95131

(Zip Code)

(408) 435-7400

(Registrant’s telephone number, including area code)

3333 Susan Street, San Jose, California 95131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on February 25, 2015, Emulex Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation (“Parent”), and Emerald Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Purchaser”). Pursuant to the Merger Agreement, on April 7, 2015, Purchaser commenced an offer to purchase all of the outstanding shares of common stock, par value $0.10 per share (the “Shares”) of the Company at a price of $8.00 per Share (the “Offer Price”), in cash, without interest, subject to any withholding of taxes required by applicable law, upon the terms and subject to the conditions set forth in the offer to purchase, dated April 7, 2015 (as amended and supplemented, the “Offer to Purchase”), and in the related letter of transmittal (as amended and supplemented, the “Letter of Transmittal”), which Offer to Purchase and Letter of Transmittal collectively constituted the “Offer”.

The Offer expired as scheduled at 12:00 midnight, New York City time, on May 5, 2015 (one minute after 11:59 P.M., New York City time, on May 4, 2015) (the “Expiration Date”) and was not extended. Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), advised Parent and the Purchaser that, as of the Expiration Date, a total of 60,493,783 Shares had been validly tendered and not properly withdrawn from the Offer, which tendered Shares represented approximately 60.58% of the Shares outstanding on a fully diluted basis (as defined in the Merger Agreement). All conditions to the Offer having been satisfied (or waived), Purchaser accepted for payment all such Shares validly tendered and not properly withdrawn prior to the Expiration Date (the time at which such acceptance was made, the “Acceptance Time”), and payment for such Shares is being made to the Depositary, which will act as the paying agent (the “Paying Agent”) for tendering Company stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into the Company (the “Merger”) set forth in the Merger Agreement were satisfied, and on May 5, 2015 (the “Closing Date”), Parent completed its acquisition of the Company by consummating the Merger, without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“Delaware Law”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), each Share then outstanding was converted into the right to receive cash in an amount equal to the Offer Price, without interest, subject to any withholding of taxes required by applicable law (other than Shares (i) then-owned by Parent or any of its direct or indirect wholly-owned subsidiaries, including the Purchaser, or held in treasury by the Company, which were cancelled and no payment made with respect thereto or (ii) held by any Company stockholder who is entitled to demand and properly has demanded appraisal for such Shares in accordance and full compliance with Section 262 of Delaware Law (unless such stockholder fails to perfect, withdraws, waives or loses the right to appraisal)). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

The Offer was only made for all outstanding Shares, and not for (i) options to purchase Shares granted under the Company’s equity-based compensation plans (each, a “Company Option”), (ii) restricted stock unit awards granted under the Company’s equity-based compensation plans that are denominated in Shares and settled solely in Shares and vest based on the lapse of time and continued service (each, a “Company Share-Settled RSU Award”) or (iii) performance stock units, performance shares, restricted stock awards, cash settled restricted stock unit awards, performance cash settled unit awards, or other equity awards granted under the Company’s equity-based compensation plans and denominated in Shares that do not constitute Company Share-Settled RSU Awards or Company Options (each, a “Company Cash-Settled Stock Award”).

Following consummation of the Offer and immediately prior to the Effective Time, each outstanding Company Option having an exercise price per Share that is less than the Offer Price (an “In-the-Money Company Option”) that was vested was cancelled and converted into the right to receive an amount in cash (subject to all applicable withholding or other taxes required by applicable law) equal to the product obtained by multiplying (i) the aggregate number of Shares subject to such In-the-Money Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Offer Price over the exercise price per share of such In-the-Money Company Option. The Company will cause such payment to be made to the holder of such Company Option as soon as practicable following the Closing Date, except as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

Following consummation of the Offer and immediately prior to the Effective Time, each outstanding and unvested In-the-Money Company Option and Company Share-Settled RSU Award held by an employee of the Company or its subsidiaries who continues to be employed by Parent or its subsidiaries as of immediately after the Effective Time (a “Company Employee”) or a non-employee individual service provider of the Company or its subsidiaries who, at the Effective Time, continues his or her service with the Surviving Corporation or its subsidiaries (other than any such service provider who is ineligible to be included on a registration statement filed by Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), on Form S-8) (a “Company Service Provider”) as of immediately after the Effective Time was assumed by Avago and was converted into an option or a restricted share unit award, as applicable, covering ordinary shares, no par value, of Avago (“Avago Ordinary Shares”) having the same terms and conditions as such Company Option (each, an “Assumed Option”) or Company Share-Settled RSU Award (each, an “Assumed RSU Award”) as applicable, except that (i) each such Assumed Option is exercisable (or shall become exercisable in accordance with its terms) for and each such Assumed RSU Award entitles the holder, upon settlement, to that number of whole Avago Ordinary Shares equal to the product of (A) the number of Shares that were issuable upon exercise of such Company Option immediately prior to the Effective Time, multiplied by (B) 0.06765819755 (the “Exchange Ratio”), which represents a fraction, the numerator of which is the Offer Price and the denominator of which is the volume weighted average price for an Avago Ordinary Share on the Nasdaq Global Select Market, calculated to four decimal places and determined without regard to afterhours trading or any other trading outside of the regular trading session trading hours, for the five consecutive trading days ending on the third complete trading day prior to (and excluding) the date of the closing of the Merger (the “Closing Date”) as reported by Bloomberg L.P., rounding down to the nearest whole number of Avago Ordinary Shares, (ii) the per share exercise price for the Avago Ordinary Shares issuable upon exercise of such Assumed Option is equal to the quotient determined by dividing (A) the exercise price per Share at which such Company Option was exercisable immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent, and (iii) all references to the “Company” in the applicable Company equity-based compensation plans and equity award agreements are references to Avago.

Following consummation of the Offer and immediately prior to the Effective Time, all Company Options which were not In-the-Money Company Options were cancelled as of immediately prior to the Effective Time in exchange for no consideration.

Following consummation of the Offer and immediately prior to the Effective Time, each outstanding Company Cash-Settled Stock Award held by a Company Employee or Company Service Provider was assumed by Avago and converted into a cash-settled award having the same terms and conditions as such Company Cash-Settled Stock Award (each, an “Assumed Stock Award”), except that (i) each such Company Cash-Settled Stock Award entitles the holder, upon settlement, to a cash payment by Avago or its subsidiaries equal to the product of (A) the number of Shares that were issuable with regard to such Company Cash-Settled Stock Award immediately prior to the Effective Time, multiplied by (B) the Offer Price, (ii) the performance goal(s) with respect to each such Company Cash-Settled Stock Award that includes performance criteria were deemed satisfied at 100% of the target level of achievement (50th percentile of peer companies), and (iii) all references to the “Company” in the applicable Company equity-based compensation plans and the Company Cash-Settled Stock Award agreements are references to Avago. As soon as reasonably practicable after the Effective Time, Avago will issue to each holder of an Assumed Option, Assumed RSU and/or Assumed Stock Award a document evidencing the foregoing assumption of such awards by Avago.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2015 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 5, 2015, the Company (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (x) halt trading in the Shares for May 5, 2015 and suspend trading of the Shares effective May 6, 2015 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Jeffrey W. Benck, Gregory S. Clark, Gary J. Daichendt, Bruce C. Edwards, Paul F. Folino, Beatriz V. Infante, John A. Kelley, Rahul N. Merchant, Nersi Nazari and Dean A. Yoost each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors. At the Effective Time, Jeffrey W. Benck, Kyle B. Wescoat, Perry M. Mulligan, Jeffery L. Hoogenboom and Ali Hedayati each ceased to be officers of the Company.

Pursuant to the Merger Agreement, at the Effective Time, the directors of the Purchaser immediately prior to the Effective Time became the directors of the Surviving Corporation. Upon consummation of the Merger, Hock E. Tan became President and Chief Executive Officer, Anthony E. Maslowski became Treasurer and Secretary and Patricia H. McCall became Vice President and Assistant Secretary of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety as set forth in Exhibit B to the Merger Agreement. A copy of the Company’s Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety as set forth in Exhibit C to the Merger Agreement. A copy of the Company’s amended and restated bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, including estimates, projections and statements relating to the Company’s, Parent’s or Avago’s respective business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: risks that the transaction disrupts the current plans and operations of the Company, Parent or Avago; the ability of the Company to retain and hire key personnel; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Avago’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the Company with its existing businesses; and legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended June 29, 2014 (as amended) and the Company’s subsequent Quarterly Report on Form 10-Q for the three months ended March 29, 2015. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Emulex Corporation*

3.2	Amended and Restated Bylaws of Emulex Corporation*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Treasurer and Secretary

Date: May 5, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Emulex Corporation*

3.2	Amended and Restated Bylaws of Emulex Corporation*

*	Filed herewith.

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